UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Arkansas	1-8246	71-0205415
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Item 12.

Results of Operations and Financial Condition

     On July 29, 2004, Southwestern Energy Company issued a press release announcing the Company's financial results for the second quarter ended June 30, 2004. Such release is being made by press release and by a subsequent telephone conference call on July 30, 2004 that has been announced to, and is broadly accessible by, the public. The press release is furnished with this filing as Exhibit 99.1.

     The information in this Current Report, including the press release attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

DATE:	July 29, 2004	BY:	/s/ GREG D. KERLEY
Greg D. Kerley
Executive Vice President
and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	Press release dated July 29, 2004, announcing financial results for the three months and six months ended June 30, 2004.